UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 17, 2007 (January 16, 2007)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road, Graniteville Vermont   05654
    (Address of principal executive offices)    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ROCK OF AGES CORPORATION

FORM 8-K

Item 1.01	Entry Into a Material Definitive Agreement

The Company previously entered into a Supply Agreement with Adams Granite Co. on January 11, 2002, which was amended on January 1, 2004 (the "Supply Agreement"). The Supply Agreement will expire on January 10, 2009 and the Company is obligated to purchase a minimum of $2,025,000 of product from Adams during each year of the term of the Supply Agreement. For the year ended December 31, 2006, the Company was $225,000 short of the minimum purchase requirement. On January 16, 2007, the parties amended the Supply Agreement (the "Amendment") by adding the $225,000 shortfall in 2006 to the minimum purchase requirement for 2007 by raising the minimum purchase requirement for 2007 to $2,250,000.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the Amendment No. 2 to Supply Agreement attached hereto as Exhibit 10.1 and incorporated by reference hereof.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	10.1	Amendment No. 2 to Supply Agreement dated January 16, 2007

 ROCK OF AGES CORPORATION

FORM 8-K

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: January 17, 2007	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

 Exhibit Index

Number	Description

10.1	Amendment No. 2 to Supply Agreement dated January 16, 2007